Exhibit 99.2

HilltopHoldingsInc. Acquisition of The Bank of River Oaks February 14, 2018

Preface 2323 Victory Ave, Suite 1400 Dallas, TX 75219 Phone: 214-855-2177 www.hilltop-holdings.com Please Contact: Isabell Novakov Phone: 214-252-4029 Email: inovakov@hilltop-holdings.com FORWARD-LOOKING STATEMENTS This presentation and statements made by representatives of Hilltop Holdings Inc. (“Hilltop” or the “Company”) during the course of this presentation include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements anticipated in such statements. Forward-looking statements speak only as of the date they are made and, except as required by law, we do not assume any duty to update forward-looking statements. Such forward-looking statements include, but are not limited to, statements concerning such things as our plans, objectives, strategies, expectations and intentions and other statements that are not statements of historical fact, and may be identified by words such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “might,” “plan,” “probable,” “projects,” “seeks,” “should,” “target,” “view” or “would” or the negative of these words and phrases or similar words or phrases. Factors that could cause our actual results to differ materially from those described in the forward-looking statements include, among others: (i) the possibility that any of the anticipated benefits of the proposed transaction will not be realized or will not be realized within the expected time period; (ii) the risk that integration of the operations of The Bank of River Oaks will be materially delayed or will be more costly or difficult than expected; (iii) the failure of the proposed transaction to close on the expected timeline or at all; (iv) the effect of the announcement of the transaction on customer relationships and operating results; (v) ability to obtain regulatory approvals and meet other closing conditions to the mergers, including approval by The Bank of River Oaks shareholders on the expected terms and schedule; and (vi) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events. For a discussion of additional factors that could cause our actual results to differ materially from those described in the forward-looking statements, please see the risk factors discussed in our most recent Annual Report on Form 10-K , and subsequent Quarterly Reports on Form 10-Q and other reports, that are filed with the Securities and Exchange Commission. All forward-looking statements are qualified in their entirety by this cautionary statement. 2 Corporate Headquarters Additional Information

Strategic Overview • Hilltop’s acquisition of The Bank of River Oaks provides an opportunity to grow our footprint in Houston with an experienced and talented team of banking professionals This transaction is the fulfilment of Hilltop’s stated goal of expanding into the Houston market via an all-cash transaction to acquire a commercial lending platform • • • • Purchase price of $85 million 100% cash consideration 1.8x stated tangible book value as of 12/31/17 • Strengthen presence in the Houston market • Currently PlainsCapital Bank’s most underpenetrated market among major Texas MSAs Retain experienced management team capable of leading future growth • Veteran team with large bank background • Complementary cultures and operating philosophies Acquire attractive loan and deposit relationships • Commercial-focused lender with high concentration of C&I and owner-occupied CRE loans • Low-cost deposit franchise and attractive branch footprint Strategic investment of Hilltop’s excess capital • Projected to be accretive to Hilltop’s annual EPS in the year following the close of this transaction • Ample excess capital remains at Hilltop pro forma for this transaction • • • 3 Strategic Rationale Transaction

The Bank of River Oaks Overview • • Houston, Texas based bank with $454 million of assets Rare and attractive combination of commercial loans and noninterest-bearing deposits relative to the competitive landscape Valuable deposit franchise with a 20 bps cost of deposits (2017) and attractive branch network Relationship-oriented with expertise in commercial lending, private banking and healthcare lending • Limited energy exposure (~2% of loan book) Pro forma, PlainsCapital Bank will have over $500 million in loans and over $460 million in deposits in Houston The Bank of River Oaks PlainsCapital Bank • • • Bank River Oaks Pro Forma Source: SNL (1) 2017 results reflect the Tax Law changes, impacting net income by approximately $800k Note: As of December 31, 2017 4 PlainsCapitalThe Bank of Lenders8715 Loans ($MM)166344509 Deposits ($MM)58406464 Branches235 Pro Forma Houston Presence $ in Thousands20162017 Balance Sheet Total Assets446,747454,391 Gross Loans339,571343,609 Total Deposits364,642406,097 Loans / Deposits 93.1% 84.6% Tangible Common Equity47,37046,160 Performance Pre-Tax Income5,6664,939 (1) Net Income4,4622,579 ROAA (%)1.000.58 NIM (%)3.723.83 Fee Income Ratio (%)4.44.1 Efficiency Ratio (%)66.359.6 Asset Quality & Capital CET 1 Ratio (%)13.0212.23 ALLL / Loans (%)0.981.11 NCOs / Average Loans (%)0.230.42 Financial Highlights Branch Network

The Bank of River Oaks Management Team • The senior management team of The Bank of River Oaks each bring over 30 years of banking experience and decades in the Houston market Andy Lane will serve as the new Houston Region Chairman after the close of this transaction The senior management team has executed retention agreements to remain with Hilltop Holdings after the close of this transaction • • Whitney National Bank and Chase Bank Commercial Lending Whitney National Bank and Guaranty Bank Private Banking Amegy Bank and Southwest Bank of Texas Healthcare Lending 5 ExecutiveExperienceThe Bank of River Oaks Title 1) Andy Lane33 years of banking experience; former leadership experience with Chairman & CEO 2) Jerry Brewer40 years of banking experience; former leadership experience with Vice Chairman 3) Mark Troth33 years of banking experience; former leadership experience with President 3 2 1

Pro Forma Loan Portfolio • Among Houston-based banks, The Bank of River Oaks has the 3rd highest concentration of C&I loans at 31% (1) Pro Forma ($000) 4Q'17 % of T otal ($000) 4Q'17 % of T otal ($000) 4Q'17 % of T otal Construction 1-4 SFR Multifamily OO CRE Other CRE C&I Consumer & Other 1,012,763 616,679 357,269 1,113,248 1,212,153 1,175,861 733,545 16% 10% 6% 18% 19% 19% 12% Construction 1-4 SFR Multifamily OO CRE Other CRE 48,443 48,724 5,337 63,959 62,026 14% 14% 2% 19% 18% Construction 1-4 SFR Multifamily OO CRE Other CRE C&I Consumer & Other 964,320 567,955 351,932 1,049,289 1,150,127 1,070,889 723,397 16% 10% 6% 18% 20% 18% 12% Consumer & Other 10,148 3% Total 343,609 100% Total 5,877,909 100% Total 6,221,518 100% Source: SNL Note: PlainsCapital loans and pro forma loans exclude loans held for sale (1) Ranking based on consolidated results for banks headquartered in Houston, TX. Loan figures used were the most recent quarter available as of February 11, 2018 6 C&I104,97231% T he Bank of River Oaks PlainsCapital Bank Pro Forma PlainsCapital Bank The Bank of River Oaks

Pro Forma Deposit Composition • Among Houston-based banks, The Bank of River Oaks has the highest concentration of noninterest-bearing deposits at 42% (1) Pro Forma ($000) 4Q'17 % of Total ($000) 4Q'17 % of Total ($000) 4Q'17 % of Total NIB Demand MMDA, Sav. & Other CDs 2,308,844 3,833,803 1,408,756 31% 51% 19% NIB Demand MMDA, Sav. & Other CDs 2,477,738 4,036,678 1,443,084 31% 51% 18% MMDA, Sav. & Other CDs 202,875 34,328 50% 8% Total 406,097 100% Total 7,551,403 100% Total 7,957,500 100% Source: SNL (1) Ranking based on consolidated results for banks headquartered in Houston, TX. Deposit figures used were the most recent quarter available as of February 11, 2018 7 NIB Demand168,89442% The Bank of River Oaks PlainsCapital Bank Pro Forma PlainsCapital Bank The Bank of River Oaks

Transaction Summary • • • $85 million purchase price for outstanding shares and in-the-money options 100% cash consideration Minimum common equity deliverable to Hilltop at closing, with a purchase price adjustment for any shortfall Minimum loan loss reserve of 98 bps at closing Retention agreements with the senior management team • • • • • • Price / Stated Tangible Book Value as of 12/31/17: 1.8x Price / Adjusted 2017 Net Income: 22x (1) Core Deposit Premium: 10.4% (2) Cost Saves: ~30% • Detailed due diligence process covering credit, securities, deposits, operations, management and integration • This acquisition has been unanimously approved by the Boards of Directors of both Hilltop and The Bank of River Oaks This acquisition is subject to approval by the shareholders of The Bank of River Oaks and standard regulatory approvals Expect to close this acquisition during the third quarter of 2018 • • (1) 2017 adjusted net income assumes a 21% tax rate on reported pre-tax income of $4.94 million (2) Core deposits calculated as total deposits less CDs greater than $100 thousand as of 12/31/17 8 Approvals & Closing Due Diligence Multiples & Assumptions Structure

HilltopHoldings.